 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2017

Jerrick Media Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-51872	87-0645394
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

202 S. Dean St. Englewood, NJ 07631
(Address of principal executive offices)

(201) 258-3770

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant's Certifying Accountant.

On October 6, 2017, Jerrick Media Holdings, Inc. (the “Company”), accepted the resignation of KLJ & Associates, LLP (“KLJ”) as the Company’s independent registered public accounting firm and simultaneously approved the engagement of Sadler, Gibb & Associates, LLC (the “New Accountant”) as the Company’s new independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2017.

The audit report of KLJ on the Company’s consolidated financial statements as of and for the year ended December 31, 2016 and 2015 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s two most recent fiscal years ended December 31, 2016 and December 31, 2015, except that the audit report on the consolidated financial statements of the Company for the years ended December 31, 2016 and 2015 contained an uncertainty about the Company’s ability to continue as a going concern.

For the years ended December 31, 2016 and 2015, and in the subsequent interim period through October 6, 2017, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with KLJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of KLJ would have caused them to make reference thereto in their reports on the financial statements for such periods.

For the years ended December 31, 2016 and 2015, and through the interim period ended October 6, 2017, there were no “reportable events” (as such term is defined in Item 304 of Regulation S-K).

Prior to retaining the New Accountant, the Company did not consult with the New Accountant regarding either: (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a “disagreement” or a “reportable event” (as those terms are defined in Item 304 of Regulation S-K).

On October 6, 2017, the Company provided KLJ with its disclosures in the Current Report on Form 8-K disclosing the dismissal of KLJ and requested in writing KLJ furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. KLJ’s response is filed as an exhibit to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
16.1	Letter from KLJ & Associates, LLC, dated October 10, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jerrick Media Holdings, Inc.

Date: October 12, 2017	By:	/s/ Jeremy Frommer
Name: Jeremy Frommer
Title: Chief Executive Officer

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